UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

Delaware Enhanced Global Dividend and Income Fund Delaware Investments Dividend and Income Fund, Inc. Delaware Ivy High Income Opportunities Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
[X]	No fee required
[ ]	Fee paid previously with preliminary materials
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

COMBINED PROXY STATEMENT AND
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 10, 2022

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 10, 2022: this proxy statement is available at
delawarefunds.com/ceproxy.

To the Shareholders of:

Delaware Enhanced Global Dividend and Income Fund
Delaware Investments Dividend and Income Fund, Inc.
Delaware Ivy High Income Opportunities Fund

This is your official notice that the Joint Annual Meeting of Shareholders (“Meeting”) of each Macquarie Asset Management Public Investments (MPI) closed-end registered investment company listed above (each, individually, a “Fund” and, collectively, the “Funds”) will be held online via live webcast, on Wednesday, August 10, 2022 at 4:00 p.m., Eastern time. The purpose of the Meeting is:

1.

For Delaware Enhanced Global Dividend and Income Fund only: To elect a Board of Trustees for the Fund consisting of Jerome D. Abernathy, Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans;

2.

For Delaware Investments Dividend and Income Fund, Inc. and Delaware Ivy High Income Opportunities Fund only: To elect the Director or Trustee nominees named in the accompanying proxy statement: H. Jeffrey Dobbs, Frances A. Sevilla-Sacasa, Christianna Wood, and Joseph W. Chow for Class III to hold office until the Funds’ 2025 annual meeting, or until their respective successors are elected and duly qualified; and

3.	To transact any other business that properly comes before the Meeting and any adjournments of the Meeting.

Please vote and send in your proxy card(s) promptly to avoid the need for further mailings. Your vote is important.

Richard Salus
Senior Vice President and Chief Financial Officer
July 5, 2022

100 Independence, 610 Market Street
Philadelphia, PA 19106-2354
1-866-437-0252

COMBINED PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, AUGUST 10, 2022

Meeting Information. The Board of Directors or Trustees (each Board is hereinafter referred to as a “Board” and Board members are referred to as “Directors”) of each of Delaware Enhanced Global Dividend and Income Fund (“DEX”), Delaware Investments Dividend and Income Fund, Inc. (“DDF”), and Delaware Ivy High Income Opportunities Fund (“IVH”) (each, individually, a “Fund” and, collectively, the “Funds”) is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Wednesday, August 10, 2022, at 4:00 p.m., Eastern time, online via live webcast, and/or at any adjournments of the meeting (the “Meeting”). If you plan to attend the Meeting virtually via live webcast, please follow the registration instructions as outlined in this Combined Proxy Statement. Participating in the Meeting are holders of common shares of beneficial interest or common stock (the “Common Shares”).

General Voting Information. You may provide proxy instructions by returning the enclosed proxy card(s) (“Proxy Card”) by mail in the enclosed envelope. At the virtual Meeting, the persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR ALL” of the Director nominees. The proposals are not contingent on one another. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting online to vote your shares. If your shares are held of record by a broker and you wish to vote at the Meeting online, you should obtain a legal proxy from your broker and submit proof of your legal proxy reflecting your Fund holdings along with your name and email address to AST Fund Solutions (“AST”), as described further below. You may revoke your proxy at any time before the Meeting (i) by submitting a later signed Proxy Card; or (ii) by participating in the Meeting online and casting your vote. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy. Shareholders do not have rights of appraisal with respect to any matter to be acted upon.

Each shareholder may cast one vote for each full share, and a partial vote for each partial share, of a Fund that they owned of record on June 13, 2022 (the “Record Date”). Exhibit A shows the number of shares of each Fund that were outstanding on the Record Date and Exhibit B lists the shareholders who owned 5% or more of the outstanding shares of any class of any Fund on that date. It is expected that this Combined Proxy Statement and the accompanying Proxy Card(s) will be first mailed to shareholders on or about July 5, 2022.

This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. Each Fund will pay the specific costs associated with the election of Directors for such Fund. Subject to the foregoing, the Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds’ shares.

All shareholders of a Fund vote together to elect Directors. In general, the presence in the virtual Meeting or by proxy of holders of a majority of DEX’s or DDF’s outstanding shares shall constitute a quorum for such Fund and the presence in the virtual Meeting or by proxy of holders of one-third of IVH’s outstanding shares shall constitute a quorum for IVH.

In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding a proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in the virtual Meeting or by proxy. For DEX and DDF, the persons named as proxies on the Proxy Card(s) may vote (or withhold their votes) in their discretion on any proposed adjournment. For IVH, if a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of Proposal 2 and the proxies will vote against any such adjournment any shares for which they are directed to vote against Proposal 2. For IVH, the proxies will not vote any shares for which they are directed to abstain from voting on Proposal 2.

If, as of June 13, 2022, you were a holder of record of Fund shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the Meeting. You will be able to vote by entering the control number found on the enclosed proxy card. All requests to participate in and/or vote at the Meeting must be received by AST no later than 4:00pm ET on August 9, 2022.

If, as of June 13, 2022, you held Fund shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of Fund shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided credentials to participate in the Meeting. All requests to participate in and/or vote at the Meeting must be received by AST no later than 4:00pm ET on August 9, 2022.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the Meeting, and an AST representative will contact you to answer your questions. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your vote in advance of the Meeting.

Abstentions and Broker Non-Votes. Broker non-votes occur when a meeting has (1) a “routine” proposal, such as the election of Directors, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (2) a “non-routine” proposal, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on the routine proposal but that are not voted on the non-routine proposal are called “broker non-votes.” It is not anticipated that any broker non-votes will be received for the Meeting. To the extent received, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present for each Fund at the Meeting and will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes will not have an effect on Proposals 1 and 2.

Copies of each Fund’s most recent annual report and semi-annual report, including financial statements, have previously been delivered to shareholders. Copies of these reports are available upon request, at no charge, by writing to the Funds at the address shown on the top of the first page of this Combined Proxy Statement; by calling toll-free (866) 437-0252 or through the Funds’ website at delawarefunds.com.

PROPOSAL 1: TO ELECT A BOARD OF DIRECTORS FOR DEX

Shareholders of DEX are being asked to reelect each of the current members of the Board of your Fund. The nominees are: Thomas L. Bennett, Jerome D. Abernathy, Ann D. Borowiec, Joseph W. Chow, H. Jeffrey Dobbs, John A. Fry, Joseph Harroz, Jr., Sandra A.J. Lawrence, Shawn K. Lytle, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Christianna Wood, and Janet L. Yeomans.

All of the Directors serve as Directors for the entire Fund. The following table shows how each of the Directors are elected:

Directors Entitled to
be Elected by Class
Fund	Class of Shares	of Shares
DEX (13 Directors)	Common Shares	13 (Abernathy, Bennett, Borowiec, Chow, Dobbs, Fry, Harroz, Lawrence, Lytle, Sevilla-Sacasa, Yeomans, Wood, and Whitford)

If elected, the DEX Directors will serve as Directors until the next DEX annual meeting of shareholders called for the purpose of electing Directors and/or until their successors shall have been elected and duly qualified for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the Board.

Required Vote. All shareholders of DEX vote together to elect Directors. Provided that a quorum is present at the Meeting, either virtually or by proxy, Directors must be elected by not less than a plurality of the votes cast of the shares entitled to vote thereon.

A vote decided by a plurality of the votes cast means that the winning nominee only needs to get more votes than any competing nominee. A Director that runs unopposed only needs one vote to be elected, so an “against” vote or vote that is withheld will not impact the election of a Director.

For information on the Director nominees, please see the “Information on the Nominees” section below in this Combined Proxy Statement.

THE BOARD UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE NOMINEES

PROPOSAL 2: TO ELECT CLASS III DIRECTORS
FOR DDF AND IVH

Shareholders of DDF and IVH are being asked to elect H. Jeffrey Dobbs, Frances A. Sevilla-Sacasa, Christianna Wood, and Joseph W. Chow for Class III to hold office until the Funds’ 2025 annual meeting, or until their respective successors are elected and duly qualified.

Proposed Composition of the Board

The Directors of DDF and IVH are classified into three classes of Directors. Set forth below are the current classes of Directors:

Class I Director(1)	Class II Director(2)	Class III Director(3)
Joseph Harroz, Jr.	Sandra A.J. Lawrence	H. Jeffrey Dobbs
Ann D. Borowiec	Shawn K. Lytle	Frances A. Sevilla-Sacasa
Jerome D. Abernathy	Thomas L. Bennett	Christianna Wood
Janet L. Yeomans	Thomas K. Whitford	Joseph W. Chow
John A. Fry
____________________

(1)	It is currently anticipated that the Class I Directors will next stand for election at DDF’s and IVH’s 2023 annual meeting of shareholders.

(2)	It is currently anticipated that the Class II Directors will next stand for election at DDF’s and IVH’s 2024 annual meeting of shareholders.

(3)	The Class III Directors are standing for election at the Meeting to serve until DDF’s and IVH’s 2025 annual meeting of shareholders.

The Director nominees, if elected at the Meeting, will hold office for a term in accordance with their class or until their respective successors shall have been elected and duly qualified for office. The current Class I and Class II Directors of DDF and IVH, as set forth in the table above, will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Required Vote. All shareholders of a Fund vote together to elect Directors. Provided that a quorum is present at the Meeting, either virtually or by proxy, Directors must be elected by not less than a plurality of the votes cast of the shares entitled to vote thereon.

A vote decided by a plurality of the votes cast means that the winning nominee only needs to get more votes than any competing nominee. A Director that runs unopposed only needs one vote to be elected, so an “against” vote or vote that is withheld will not impact the election of a Director.

For information on the Director nominees, please see the “Information on the Nominees” section below in this Combined Proxy Statement.

THE BOARD UNANIMOUSLY
RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE NOMINEES

INFORMATION ON THE NOMINEES

Number
of Funds
in Fund
Complex
Name, Address,	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Other Directorships Held
and Birthdate	with the Funds	Time Served	During the Past Five Years	by Director	by Director
Interested Director
Shawn K. Lytle(1)	President,	Director (DEX	Macquarie Asset	136	Director — UBS
100 Independence,	Chief Executive	and DDF since	Management (2015-Present)		Relationship Funds,
610 Market Street	Officer,	September 2015,	● Global Head of		SMA Relationship Trust,
Philadelphia,	and Director	IVH since April 2021)	Macquarie Asset		and UBS Funds (May
PA 19106-2354			Management		2010–April 2015)
		President and Chief	(2019-Present)
February 1970		Executive Officer	● Head of Americas
		(DEX and DDF since	of Macquarie
		August 2015, IVH	Group (2017-Present)
since April 2021)

Independent Directors
Jerome	Director	DEX and DDF since	Stonebrook Capital	136	None
D. Abernathy		January 2019	Management, LLC (financial
100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959			technology: macro factors and databases) Managing Member (1993-Present)
IVH since April 2021

Number
of Funds
in Fund
Complex
Name, Address,	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Other Directorships Held
and Birthdate	with the Funds	Time Served	During the Past Five Years	by Director	by Director
Thomas	Chair	Director (DEX and	Private Investor —	136	None
L. Bennett	and Director	DDF since March	(2004–Present)
100 Independence,		2005, IVH since
610 Market Street		April 2021)
Philadelphia,
PA 19106-2354		Chair (DEX and DDF
since March 2015,
October 1947		IVH since April 2021)

Ann D. Borowiec	Director	DEX and DDF since	J.P. Morgan Chase &	136	Banco Santander
100 Independence, 610 Market Street Philadelphia, PA 19106-2354		March 2015	Co. (1987-2013)		International
			Chief Executive Officer, Private Wealth Management (2011-2013)		(2016–2019)
IVH since April 2021
Santander Bank, N.A. (2016–2019)

November 1958

Joseph W. Chow	Director	DEX and DDF since	Private	136	None
100 Independence,		January 2013	Investor (2011–Present)
610 Market Street
Philadelphia,		IVH since April 2021
PA 19106-2354

January 1953

Number
of Funds
in Fund
Complex
Name, Address,	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Other Directorships Held
and Birthdate	with the Funds	Time Served	During the Past Five Years	by Director	by Director
H. Jeffrey Dobbs	Director	DEX and DDF since	KPMG LLP (2002-2015)	136	TechAccel LLC
100 Independence,		April 2021			(2015-Present)
610 Market Street			Global Sector
Philadelphia, PA		IVH since April 2019	Chairman, Industrial		PatientsVoices,
19106-2354			Manufacturing (2010-2015)		Inc. (2018-Present)

May 1955					Valparaiso University
Board (2012-Present)

Ivy Funds
Complex (2019-2021)

John A. Fry	Director	DEX and DDF since	Drexel University	136	Federal Reserve
100 Independence,		January 2001	● President (2010-Present)		Bank of Philadelphia
610 Market Street					(2020-Present)
Philadelphia,		IVH since April 2021
PA 19106-2354					FS Credit Real Estate
Income Trust, Inc.
May 1960					(2018-Present)

vTv Therapeutics Inc.
(2017-Present)

Community Health
Systems (2004-Present)

Drexel Morgan & Co.
(2015-2019)

Number
of Funds
in Fund
Complex
Name, Address,	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Other Directorships Held
and Birthdate	with the Funds	Time Served	During the Past Five Years	by Director	by Director
Joseph Harroz, Jr.	Director	DEX and DDF since	University of Oklahoma	136	OU Medicine, Inc.
100 Independence,		April 2021	● President (2020-Present)		(2020-Present)
610 Market Street			● Interim
Philadelphia, PA		IVH since	President (2019-2020)		Big 12 Athletic
19106-2354		November 1998	● Vice President and		Conference (2019-Present)
Dean, College of
January 1967			Law (2010-2019)		Valliance
Bank (2007-Present)
			Brookhaven Investments LLC		Ivy Funds (1998-2021)
(commercial enterprises)
● Managing Member
(2019 – Present

St. Clair, LLC
(commercial enterprises)
● Managing
Member (2019-Present)

Number
of Funds
in Fund
Complex
Name, Address,	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Other Directorships Held
and Birthdate	with the Funds	Time Served	During the Past Five Years	by Director	by Director
Sandra A.J.	Director	DEX and DDF since	Children’s Mercy Hospitals	136	Brixmor Property Group
Lawrence		April 2021	and Clinics (2005-2019)		Inc. (2021-Present)
100 Independence,			● Chief Administrative
610 Market Street		IVH since April 2019	Officer (2016-2019)		Sera Prognostics Inc.
Philadelphia, PA					(biotechnology)
19106-2354					(2021-Present)

September 1957					Recology (resource
recovery) (2021-Present)

Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies) (2018-Present)

National Association
of Corporate
Directors (2017-Present)

Ivy Funds
Complex (2019-2021)

American Shared Hospital
Services (medical
device) (2017-2021)

Ivy NextShares (2019)

Number
of Funds
in Fund
Complex
Name, Address,	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Other Directorships Held
and Birthdate	with the Funds	Time Served	During the Past Five Years	by Director	by Director
Frances	Director	DEX and DDF since	Banco Itaú International	136	Florida Chapter of National
A. Sevilla-Sacasa		September 2011	● Chief Executive		Association of Corporate
100 Independence,			Officer (2012-2016)		Directors (2021-Present)
610 Market Street		IVH since April 2021
Philadelphia,					Callon Petroleum
PA 19106-2354					Company (2019-Present)

January 1956					Camden Property
Trust (2011-Present)

New Senior Investment
Group Inc. (2021)

Carrizo Oil & Gas,
Inc. (2018-2019)

Thomas	Director	DEX and DDF since	PNC Financial Services	136	HSBC USA
K. Whitford		January 2013	Group (1983-2013)		Inc. (2014-Present)
100 Independence,			Vice Chairman (2009-2013)
610 Market Street		IVH since April 2021			HSBC North
Philadelphia,					America Holdings
PA 19106-2354					Inc. (2013-Present)

March 1956					HSBC Finance
Corporation (2013-2018)

Number
of Funds
in Fund
Complex
Name, Address,	Position(s) Held	Length of	Principal Occupation(s)	Overseen	Other Directorships Held
and Birthdate	with the Funds	Time Served	During the Past Five Years	by Director	by Director
Christianna Wood	Director	DEX and DDF since	Gore Creek Capital, Ltd.	136	The Merger Fund (2013-
100 Independence,		January 2019	Chief Executive Officer and		2021), The Merger Fund
610 Market Street			President (2009-Present)		VL (2013-2021), WCM
Philadelphia,		IVH since April 2021			Alternatives: Event-Driven
PA 19106-2354					Fund (2013-2021), and
WCM Alternatives: Credit
August 1959					Event Fund (2017-2021)

Grange
Insurance (2013-Present)

H&R Block
Corporation (2008-Present)

Janet L. Yeomans	Director	DEX and DDF since	3M Company (1995-2012)	160	Okabena
100 Independence,		April 1999	Vice President and		Company (2009-2017)
610 Market Street			Treasurer (2006-2012)
Philadelphia,		IVH since April 2021
PA 19106-2354

July 1948
____________________

(1)	Shawn K. Lytle is considered to be an “Interested Director” because he is an executive officer of the Funds’ investment advisor.

(2)	MPI is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor.

The following table shows each Director’s ownership of shares of each Fund and of all other funds in the Delaware Funds by Macquarie® (the “Fund Complex”) as of March 31, 2022.

Aggregate Dollar Range of
Equity Securities(1) in All
	Dollar Range of	Registered Investment
	Equity Securities in	Companies Overseen by Director
Name of Director	each Fund	in Fund Complex
Interested Director
Shawn K. Lytle	None	Over $100,000
Independent Directors
Jerome D. Abernathy	None	$50,001-$100,000
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
H. Jeffrey Dobbs	None	Over $100,000
John A. Fry	None	Over $100,000
Joseph Harroz, Jr.	None	Over $100,000
Sandra A.J. Lawrence	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Janet L. Yeomans	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000
____________________

(1)	The ranges for equity securities ownership by each Director are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Board Leadership Structure and Functions

Common Board of Directors. The business of each Fund is managed under the direction of its Board. The Directors also serve on the Boards of all the other investment companies that comprise the Delaware Funds. The Directors believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Directors believe that the common board structure allows the Directors to leverage their individual expertise and that their judgment is enhanced by being directors of all of the funds in the complex.

Board Chair. Mr. Bennett is the Board’s Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent director serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Directors, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Directors. He also generally serves as a liaison among outside Directors, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and Composition of Board. The Board is currently comprised of thirteen Directors. Twelve of the thirteen Directors are independent. The Directors believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Directors with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Directors regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Directors. As a result, a Director may serve until December 31 of the calendar year in which such Director reaches the age of 75. At the discretion of the other Directors, active service for a particular Director may be extended for a limited period of time beyond a Director’s normal retirement date.

Board Meetings. IVH held seven Board meetings during its last fiscal year ended September 30, 2021. DDF and DEX held six Board meetings during their last fiscal year ended November 30, 2021. Each Director attended at least 75% of the Board meetings described above and of the meetings of committees on which the Director served. Directors are encouraged to attend each annual meeting of shareholders either in person, virtually or by telephone, if possible.

Board Committees. The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Funds. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

Each Fund has an Audit Committee that monitors accounting and financial reporting policies, practices and internal controls for the Fund. It also oversees the quality and objectivity of the Fund’s financial statements and the independent audit thereof, and acts as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Audit Committee of each Fund consists of the following Independent Directors appointed by the Board: H. Jeffrey Dobbs; John A. Fry; Sandra A.J. Lawrence; and Frances A. Sevilla-Sacasa. Each Audit Committee member also meets the standard of independence for Audit Committee members set forth in the listing standards of the New York Stock Exchange (the “NYSE”) and NYSE American (“NYSE American”) (formerly the NYSE MKT). Members of the Audit Committee serve for one-year terms or until their successors have been appointed and qualified. The Audit Committee for IVH held four meetings for the fiscal year ended September 30, 2021. The Audit Committee for DEX and DDF held four in-person meetings and one telephonic meeting for the fiscal year ended November 30, 2021. The Board of each Fund has adopted a written charter for the Fund’s Audit Committee, which is available on the Funds’ website at delawarefunds.com.

Each Fund has a Committee of Independent Directors that develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees and its activities. The committee comprises all of the Fund’s Independent Directors. The Committee of Independent Directors for DEX and DDF held four in-person meetings during the fiscal year ended November 30, 2021. Prior to April 30, 2021, IVH instead had an Executive Committee. The Executive Committee for IVH, which could exercise any or all of the powers of the IVH Board in the management of the business and affairs of IVH except the power to increase or decrease the size of, or fill vacancies on, the IVH Board, and except as otherwise provided by law, did not meet during the fiscal year ended September 30, 2021. The Committee of Independent Directors for IVH held five in-person meetings during the fiscal year ended September 30, 2021.

Each Fund has a Fixed Income, Multi-Asset and Sub-advised Fund Investment Committee (“Investment Committee”). The primary purposes of the Investment Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Funds by the Funds’ investment advisor as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Directors should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the investment advisor regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investment Committee consists of the following Independent Directors: Joseph W. Chow, Chair; Jerome D. Abernathy; Thomas L. Bennett (ex officio); and Christianna Wood. Prior to April 30, 2021, IVH instead had an Investment Oversight Committee. The Investment Oversight Committee for IVH held two in-person meetings during the fiscal year ended September 30, 2021. The Investment Committee for DEX and DDF held four in-person meetings during the fiscal year ended November 30, 2021.

Each Fund’s Nominating and Corporate Governance Committee (the “Nominating Committee”) recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Directors. The Nominating Committee is comprised of the following five Independent Directors appointed by the Board: Frances A. Sevilla-Sacasa, Chair; Thomas L. Bennett (ex officio); Ann D. Borowiec; John A. Fry; and Janet L. Yeomans, all of whom meet the independence requirements set forth in the listing standards of the NYSE and NYSE American. The Nominating Committee recommends nominees for Independent Directors for consideration by the incumbent Independent Directors of each Fund, and the Nominating Committee recommends nominees for Interested Directors for consideration by the full Board of each Fund. The Nominating Committee for DEX and DDF held four in-person meetings and one telephonic meeting during the fiscal year ended November 30, 2021. Prior to April 30, 2021, IVH instead had a Governance Committee. The Governance Committee for IVH held three meetings during the fiscal year ended September 30, 2021. The Nominating Committee for IVH held two in-person meetings during the fiscal year ended September 30, 2021. Each Fund’s Board has adopted a formal charter for the Nominating Committee setting forth its responsibilities, which is available on the Funds’ website at delawarefunds.com.

The Nominating Committee will consider shareholder recommendations for nomination to the Board in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations, in accordance with the Funds’ governing instruments, to the Secretary of the Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

In reaching its determination that an individual should serve or continue to serve as a Director of a Fund, the Nominating Committee considers, in light of the Fund’s business and structure, the individual’s experience, qualifications, attributes and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Director’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Director’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole.

Board Diversity Disclosure

The Directors regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. The Board believes that it generally benefits from diversity among its members and has adopted a diversity policy. In the evaluation of Director candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition. In addition to discussing diversity considerations in connection with the evaluation of each candidate for Board membership, the Board requests that the Nominating and Corporate Governance Committee discuss diversity considerations on a periodic basis in connection with the composition of the Board as a whole.

Director Qualifications

In evaluating and selecting candidates for the Board, the Board intends to seek individuals who will serve the best interests of the Funds’ shareholders and whose attributes will, among other factors, also complement the experience, skills and diversity of the other Directors and add to the overall effectiveness of the Board.

Under DDF’s governing instruments, nominees must meet certain additional qualifications to qualify for nomination and service as a Director. Nominees may be disqualified if they engaged in disabling conduct. Nominees that are associated with other investment vehicles and investment advisers may not be eligible for nomination and service as a Director if the Board finds that such associations have conflicts of interest with the long-term best interests of DDF, impede the ability of the nominee to perform, or impede the free-flow of information from management. Nominees that are acting in concert with control persons of other investment companies that are in violation of Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”) shall be disqualified from nomination and service as a Director.

Below is a brief summary of the Selection Factors that relate to each Director as of the date of this Combined Proxy Statement.

Jerome D. Abernathy. Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Directors of the Funds noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett. Currently the Board’s Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec. Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Directors found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. The Independent Directors also found that her experience would provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow. Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Directors found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Directors also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degrees from MIT. Mr. Chow has served on the Board since January 2013.

H. Jeffrey Dobbs. Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors. He also has served as a partner in a public accounting firm. Mr. Dobbs holds a degree in accounting from Valparaiso University. The Independent Directors concluded that Mr. Dobbs is suitable to act as Director because of his extensive work in the global professional services industry, as well as his educational background.

John A. Fry. Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Joseph Harroz, Jr. Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Director to the Funds in the Ivy Fund Complex (the “Fund Complex”). The Independent Directors concluded that Mr. Harroz is suitable to serve as Director because of his educational background, his work experience and the length of his service as a Director to the Ivy Funds Complex.

Sandra A.J. Lawrence. Ms. Lawrence has been a member and chair of the boards of several public corporations, closely-held corporations and charitable organizations. She also has more than 16 years of experience serving on the boards of public companies, including as Audit Committee Chair and Nominating/Governance Committee Chair, and has served as a chief financial officer and on investment and finance committees. She served as President of Stern Brothers, a municipal bond house, where she held NASD Series licenses 7, 24 and 63. Ms. Lawrence holds an A.B. from Vassar College, as well as master’s degrees from the Massachusetts Institute of Technology and Harvard Business School. The Independent Directors concluded that Ms. Lawrence is suitable to serve as Director because of her work experience, financial background, academic background and service on corporate and charitable boards.

Frances A. Sevilla-Sacasa. Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Directors of the Funds found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Directors also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Directors. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Directors valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford. Mr. Whitford has over 35 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Directors of the Funds found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Directors also found that his senior management role in integrating company acquisitions, technology and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood. Ms. Wood has over 35 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Directors noted and valued her extensive investment management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans. Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle. Mr. Lytle has over 20 years of experience in the investment management industry. He has been the Global Head of Macquarie Asset Management since January 2019 and Head of Americas – Macquarie Group since December 2017 and he is responsible for all aspects of the firm’s business. He joined the firm as President of MPI – Americas in 2015. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown

University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Board Role in Risk Oversight. The Board performs a risk oversight function for the Funds consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds; (2) reviewing, approving, or modifying, as applicable, the compliance policies and procedures of the Funds; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Funds’ investment advisor, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Funds and to provide direction with respect thereto; (6) engaging the services of the Funds’ Chief Compliance Officer to test the compliance procedures of the Funds and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Directors perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Directors routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Directors at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk – either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Directors a general overview of how the Funds’ investment advisor and its affiliates identify and manage risks pertinent to the Funds.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of Fund assets, and certain compliance matters. In addition, the Audit Committee meets with the investment advisor’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Funds.

The Board’s other committees also play a role in assessing and managing risk. The Nominating Committee and the Committee of Independent Directors play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Directors, by overseeing the evaluation of the Board, its committees and its activities. The Investment Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and Fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. Each Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Board Compensation. Each Independent Director receives: (i) an annual retainer fee of $265,000 for serving as a Director for the investment companies in the Delaware Funds by Macquarie family of funds (136 funds in the complex) for which they serve, plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $5,000 fee for attending each telephonic board meeting lasting more than one hour but not more than four hours and $6,000 for each meeting lasting more than four hours on behalf of the investment companies in the complex The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $130,000.

The following table sets forth the compensation received by each Director from the Funds and the total compensation received from the Fund Complex as a whole during the twelve months ended April 30, 2022. Mr. Lytle is not compensated by the Funds for his service as Director.

		Total Compensation from the	Number of Funds in Fund
		Investment	Complex
	Aggregate	Companies	Overseen by
	Compensation	in the	Director as of
Director	from the Funds	Fund Complex	April 30, 2022
Jerome D. Abernathy	$591	$387,833	146
Thomas L. Bennett (Chair)	$810	$530,833	146
Ann D. Borowiec	$524	$343,333	146
Joseph W. Chow	$588	$385,833	146
H. Jeffrey Dobbs	$837	$361,333	146
John A. Fry	$565	$370,333	146
Joseph Harroz, Jr.	$810	$346,833	146
Sandra A.J. Lawrence	$825	$356,833	146
Frances A. Sevilla-Sacasa	$557	$365,333	146
Thomas K. Whitford	$652	$425,667	146
Christianna Wood	$591	$387,833	146
Janet L. Yeomans	$610	$400,333	146

Officers. The following individuals are executive officers of one or more of the Funds: Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus. Exhibit C includes certain information concerning these officers. The shares of each Fund that are owned by the executive officers as a group is less than one percent as of June 13, 2022. In addition, to the knowledge of the Funds’ management, the Directors and officers of the Funds owned, as a group, less than one percent of the outstanding shares of each class of the Funds as of June 13, 2022.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), requires that Forms 3, 4, and 5 be filed with the Securities and Exchange Commission (“SEC”), the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment advisor. The Funds believe that these requirements were met for each Fund’s last fiscal year.

INDEPENDENT ACCOUNTANTS AND AUDIT COMMITTEE REPORT

The firm of PricewaterhouseCoopers LLP (PwC) was selected as the independent registered public accounting firm for Delaware Investments Dividend and Income Fund, Inc. (DDF) and Delaware Enhanced Global Dividend and Income Fund (DEX) for the fiscal year ending November 30, 2022 on November 10, 2021 and Ivy High Income Opportunities Fund (IVH) for the fiscal year ending September 30, 2021 on August 11, 2021. Together, DDF, DEX, and IVH are referred to herein as the “Funds.” PwC also acted as independent registered public accounting firm of the Funds for their most recently completed fiscal year. The firm of Deloitte & Touche LLP (Deloitte) served as the independent registered public accounting firm for IVH for the fiscal year ended September 30, 2021. Together, PwC and Deloitte are referred to herein as the “independent auditors.”

Deloitte resigned in conjunction with the transaction that occurred on April 30, 2021 wherein IVH became part of Delaware Funds by Macquarie® and Delaware Management Company became IVH’s investment manager. The independent auditors’ reports on IVH’s financial statements for the past two years did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by IVH’s Audit Committee. During the two most recent fiscal years preceding Deloitte’s resignation, there were not any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Audit Committee must approve all audit and non-audit services provided to the Funds by their independent auditors, as well as non-audit services provided by their independent auditors to Delaware Management Company (DMC) and its affiliates that provide ongoing services to the Funds if such non-audit services relate to the operations or financial reporting of the Funds. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.

Each Fund’s Audit Committee has adopted policies and procedures to provide a framework for the Audit Committee’s consideration of audit and non-audit services by the independent auditors. These policies and procedures require that: (i) any audit and non-audit services to be provided by the independent auditors to a Fund, and (ii) non-audit services relating directly to the operations or financial reporting of the Funds that are provided by the Funds’ independent auditors to DMC or to any entity controlling, controlled by or under common control with DMC that provides ongoing services to the Funds are subject to pre-approval by the Audit Committee or the Chairperson of the Audit Committee before such service is provided. The Audit Committee has pre-approved certain services with respect to the Funds, DMC and its affiliates up to certain specified fee limits.

As required by its charter, each Fund’s Audit Committee has reviewed and discussed with Fund management and representatives from PwC the audited financial statements for each Fund’s last fiscal year. The Audit Committee has discussed with PwC its judgments as to the quality, not just the acceptability, of the Funds’ accounting principles and such other matters required to be discussed with the Audit Committee by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301: Communications with Audit Committees (formerly Auditing Standard No. 16). The Audit Committee also received the written disclosures and the letter from PwC required by PCAOB Rule 3526, and discussed with representatives of PwC the independent auditor’s independence. Each Fund’s Audit Committee considered fees received by PwC from DMC and its affiliates during the last fiscal year in connection with its consideration of the auditors’ independence.

Based on the foregoing discussions with management and the independent auditors, each Fund’s Audit Committee unanimously recommended to the respective Fund’s Board that the aforementioned audited financial statements be included in each Fund’s annual report to shareholders for the fiscal year.

The members of each Fund’s Audit Committee are H. Jeffrey Dobbs, John A. Fry, Sandra A.J. Lawrence, and Frances A. Sevilla-Sacasa (chair) and none of the members are considered to be “interested persons” under the 1940 Act.

Each Fund’s Board has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee’s charter is available at delawarefunds.com.

Representatives of PwC are expected to attend the Meeting. The PwC representatives will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Audit and Other Fees. The Funds and “Covered Entities” (the investment advisor, excluding sub-advisors unaffiliated with the investment advisor, and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Funds) were billed the amounts listed below by the independent auditors during each Fund’s last two fiscal years. None of the fees in the table below were approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X. No services performed by Deloitte in the “audit-related fees,” “tax fees” or

“all other fees” categories for IVH for the fiscal year ended September 30, 2021 were approved by the Audit Committee pursuant to the pre-approval exceptions described above or the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X promulgated by the SEC.

Fund	Fiscal		Non-Audit Fees
	Year End	Audit Fees
			Audit	Tax	All
			Related Fees	Fees(1)	Other(2)
Delaware	11/30/21	$33,363	$--	$6,850	$--
Investments Dividend and Income Fund, Inc.	11/30/20	$37,070	$--	$7,611	$--
Delaware	11/30/21	$33,363	$--	$8,434	$--
Enhanced Global Dividend and Income Fund	11/30/20	$37,070	$--	$9,371	$--
Ivy High Income	9/30/21	$33,363	$--	$8,434	$--
Opportunities Fund	9/30/20	$43,600	$--	$5,460	$--
Covered Entities	3/31/22	$1,976,650	$--	$--	$276,001
	3/31/21	$670,000	$--	$--	$248,282
____________________

(1)	Includes fees billed to the Funds for the review of income tax returns and annual excise distribution calculations.

(2)	Includes fees billed for Service Organization Control Reports (SOC 1 reports) issued for Covered Entities for the Funds.

Aggregate non-audit fees to the Funds, the investment advisor and service provider affiliates. The aggregate non-audit fees billed by PwC for services rendered to DDF, DEX, and IVH, Covered Entities and other entities under common control with the investment advisor were $10,811,000 and $9,044,000 for their last two fiscal years, respectively. The aggregate non-audit fees billed for services rendered by Deloitte to IVH and IICO, IVH’s former investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with IICO that provided services to IVH for the fiscal year ended September 30, 2021 was $74,000.

In connection with its selection of PwC, the Audit Committee has considered PwC’s provision of non-audit services to the investment advisor and other service providers under common control with the investment advisor that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

COMMUNICATIONS TO THE BOARD

Shareholders who wish to communicate to the full Board may address correspondence to Thomas L. Bennett, Board Chair for the Funds, c/o the Fund at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354. Shareholders may also send correspondence to any individual Director c/o the Fund at 100 Independence, 610 Market Street, Philadelphia, PA 1910-2354.

Without opening any such correspondence, Fund management will promptly forward all such correspondence to the addressed recipient(s).

OTHER INFORMATION

Investment Advisor. DMC, a series of Macquarie Investment Management Business Trust (formerly, Delaware Management Business Trust), 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 serves as investment advisor to each Fund.

Administrator. Delaware Investments Fund Services Company (“DIFSC”), 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, an affiliate of DMC, performs administrative and fund accounting oversight services for the Funds.

Auditors. PwC serves as the Funds’ auditors. PwC’s principal address is Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042.

Proxy Solicitation. Your vote is being solicited by the Directors of the Funds. Each Fund will pay the specific costs associated with the election of Directors for such Fund. Subject to the foregoing, the Funds reimburse brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

The Funds have contracted with AST to coordinate the mailing of proxy materials and host the virtual Meeting platform. The anticipated costs of retaining AST are set forth below and include reimbursement of reasonable out-of-pocket expenses. AST anticipates that approximately 15-20 of its employees or other persons will be involved in coordinating the mailing of proxy materials to shareholders of the Funds.

Proxies may be solicited by the Funds and their Directors and executive officers, and/or regular employees and officers of the Funds’ investment advisor, administrator, or any of their affiliates, none of whom will receive any additional compensation for these solicitations.

Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the election of Directors (excluding the salaries and fees of officers and employees) will be approximately $5,290. To date, approximately $0 has been spent on the election of Directors. These estimates include fees for attorneys, accountants, public relations or financial advisors, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the election of Directors, but exclude costs normally expended for the election of Directors in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

Householding. Unless you have instructed the Funds not to, only one copy of this proxy solicitation will be mailed to multiple shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o MPI, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 or call toll-free (866) 437-0252. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Funds, you may write to the Funds c/o MPI, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354 or call toll-free (866) 437-0252.

Shareholder Proposals. For the Funds' annual meeting of shareholders in 2023, shareholder proposals must be received no earlier than February 5, 2023 and no later than March 7, 2023 for DDF, and no later than March 7, 2023 for DEX and IVH. The persons designated as proxies will vote in their discretion on any matter if a Fund does not receive notice of such matter prior to May 21, 2023.

Any proposals should be sent to a Fund, directed to the attention of its Secretary, at the address of its principal executive office listed in the “Householding” section above in this Combined Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act, other applicable law and each Fund’s governing instruments.

Fund Reports. Each Fund’s most recent annual report and semi-annual report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Funds c/o MPI, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, or by calling toll-free (866) 437-0252 or through the Funds’ website at delawarefunds.com.

EXHIBIT A
OUTSTANDING SHARES AS OF RECORD DATE (JUNE 13, 2022)

Delaware Investments Dividend and Income Fund, Inc.
Common Shares	7,611,158.1587
Delaware Enhanced Global Dividend and Income Fund
Common Shares	11,179,968.6820
Delaware Ivy High Income Opportunities Fund
Common Shares	16,570,234.6020

EXHIBIT B
SHAREHOLDERS OWNING 5% OR MORE OF A FUND

According to disclosure publicly filed with the SEC, as of June 13, 2022, the following accounts held of record 5% or more of the outstanding shares of the Funds listed below. Except as noted below, management does not have knowledge of beneficial owners.

Percent of
		Class of	Number	Outstanding
Fund	Name and Address	Shares	of Shares	Shares
Delaware	Sit Investment	Common	716,765	6.39%
Enhanced	Associates, Inc.	Shares
Global	3300 IDS Center
Dividend and	80 South Eighth Street
Income Fund	Minneapolis, MN 55402

Delaware	First Trust Portfolios L.P.	Common	838,347	6.98%
Enhanced	120 East Liberty Drive,	Shares
Global	Suite 400
Dividend and	Wheaton, Illinois 60187
Income Fund
First Trust Advisors L.P.
120 East Liberty Drive,
Suite 400
Wheaton, Illinois 60187

The Charger Corporation
120 East Liberty Drive,
Suite 400
Wheaton, Illinois 60187

Delaware	Saba Capital	Common	1,149,867	10.25%
Enhanced	Management, L.P.	Shares
Global	405 Lexington Avenue
Dividend and	58th Floor
Income Fund	New York, NY 10174

Percent of
		Class of	Number	Outstanding
Fund	Name and Address	Shares	of Shares	Shares
Delaware	First Trust Portfolios L.P.	Common	1,177,127	10.73%
Ivy High	120 East Liberty Drive,	Shares
Income	Suite 400
Opportunities	Wheaton, Illinois 60187
Fund
First Trust Advisors L.P.
120 East Liberty Drive,
Suite 400
Wheaton, Illinois 60187

The Charger Corporation
120 East Liberty Drive,
Suite 400
Wheaton, Illinois 60187
Delaware	Sit Investment	Common	924,934	5.58%
Ivy High	Associates, Inc.	Shares
Income	3300 IDS Center
Opportunities	80 South Eighth
Fund	Street
Minneapolis, MN
55402
Delaware	Saba Capital	Common	861,978	5.2%
Ivy High	Management, L.P.	Shares
Income	405 Lexington
Opportunities	Avenue
Fund	58th Floor
New York, NY
10174

EXHIBIT C

EXECUTIVE OFFICERS OF THE FUNDS

The Board and the senior management of each Fund appoint officers each year, and from time to time as necessary. Listed below are the executive officers, their years of birth and addresses, positions and length of service with the Funds, and principal occupations during the past five years. Each executive officer is also an officer of DMC, the investment advisor of each Fund, and considered to be an “interested person” of the Funds under the 1940 Act. In addition, Mr. Geatens serves as Senior Vice President, Treasurer and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the Funds. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment advisor as the Funds. No officer receives compensation from the Funds.

	Position(s)		Principal
Name, Address,	Held with	Length of	Occupation(s) During
and Birthdate	the Funds	Time Served	the Past Five Years
David F. Connor	Senior Vice	Senior Vice	David F. Connor has
100 Independence,	President,	President since	served in various
610 Market Street	General	May 2013;	capacities at different
Philadelphia,	Counsel,	General Counsel	times at MPI.
PA 19106-2354	and Secretary	since May 2015;
Secretary since
December 1963		October 2005

Daniel V. Geatens	Senior Vice	Senior Vice	Daniel V. Geatens
100 Independence,	President	President since	has served in various
610 Market Street	and Treasurer	December 2020;	capacities at different
Philadelphia,		Treasurer since	times at MPI.
PA 19106-2354		October 2007

October 1972

Richard Salus	Senior Vice	Senior Vice	Richard Salus has
100 Independence,	President	President and	served in various
610 Market Street	and Chief	Chief Financial	capacities at different
Philadelphia,	Financial	Officer since	times at MPI.
PA 19106-2354	Officer	November 2006

October 1963

DELAWARE INVESTMENTS DIVIDEND AND
INCOME FUND, INC.

DELAWARE ENHANCED GLOBAL DIVIDEND
AND INCOME FUND

DELAWARE IVY HIGH INCOME
OPPORTUNITIES FUND

COMBINED PROXY STATEMENT

Notice of Joint Annual Meeting
of Shareholders
AUGUST 10, 2022

PRX-CEF-722

VOTER PROFILE:
Voter ID: 123456789	Security ID: 123456789
Shares to Vote: ** confidential	Household ID: 000000

**please call the phone number below for more information

VOTE REGISTERED TO:

REG1
REG2
REG3
REG4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

CONTROL NUMBER: 123456789101

Vote on the internet
Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.
vote.proxyonline.com

Vote by phone
Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative
(866) 521-4487 Toll Free

Vote by mail
Mail your signed and voted proxy back in the postage paid envelope provided.
Postage-Paid Envelope

Delaware Enhanced Global Dividend and Income Fund

PROXY FOR A JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 10, 2022

The undersigned, revoking all Proxies heretofore given, hereby appoints Michael E. Dresnin, Kathryn R. Williams and Catherine DiValentino, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Joint Annual Meeting of Shareholders (the “Meeting”) of the above-mentioned Fund to be held online via live webcast, on August 10, 2022 at 4:00PM, ET and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Joint Annual Meeting of Shareholders and specifically as indicated on the reverse side of this proxy card.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free (866) 521-4487. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Joint Annual Meeting and Proxy Statement are available at Delawarefunds.com/ceproxy.

Delaware Enhanced Global Dividend and Income Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (and title if applicable)	Date

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

The Board of Directors recommends you vote FOR ALL of the following:

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT:
1.	To elect a Board of Trustees for the Fund consisting of:			○	○	○
	1) Jerome D. Abernathy	8)	Sandra A.J. Lawrence
	2) Thomas L. Bennett	9)	Shawn K. Lytle
	3) Ann D. Borowiec	10)	Frances A. Sevilla-Sacasa
	4) Joseph W. Chow	11)	Thomas K. Whitford
	5) H. Jeffrey Dobbs	12)	Christianna Wood
	6) John A. Fry	13)	Janet L. Yeomans
	7) Joseph Harroz, Jr.

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NAME ON THE LINE BELOW.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING

VOTER PROFILE:
Voter ID: 123456789	Security ID: 123456789
Shares to Vote: ** confidential	Household ID: 000000

**please call the phone number below for more information

VOTE REGISTERED TO:

REG1
REG2
REG3
REG4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

CONTROL NUMBER: 123456789101

Vote on the internet
Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.
vote.proxyonline.com

Vote by phone
Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative
(866) 521-4487 Toll Free

Vote by mail
Mail your signed and voted proxy back in the postage paid envelope provided.
Postage-Paid Envelope

Delaware Investments Dividend and Income Fund, Inc.

PROXY FOR A JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 10, 2022

The undersigned, revoking all Proxies heretofore given, hereby appoints Michael E. Dresnin, Kathryn R. Williams and Catherine DiValentino, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Joint Annual Meeting of Shareholders (the “Meeting”) of the above-mentioned Fund to be held online via live webcast, on August 10, 2022 at 4:00PM, ET and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Joint Annual Meeting of Shareholders and specifically as indicated on the reverse side of this proxy card.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free (866) 521-4487. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Joint Annual Meeting and Proxy Statement are available at Delawarefunds.com/ceproxy.

Delaware Investments Dividend and Income Fund, Inc.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (and title if applicable)	Date

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

The Board of Directors recommends you vote FOR ALL of the following:

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT:
1.	To elect the Director nominees for Class III to hold office until the Fund’s 2025 annual meeting, or until their respective successors are elected and duly qualified:		○	○	○
	1)	H. Jeffrey Dobbs
	2)	Frances A. Sevilla-Sacasa
	3)	Christianna Wood
	4)	Joseph W. Chow

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NAME ON THE LINE BELOW.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING

VOTER PROFILE:
Voter ID: 123456789	Security ID: 123456789
Shares to Vote: ** confidential	Household ID: 000000

**please call the phone number below for more information

VOTE REGISTERED TO:

REG1
REG2
REG3
REG4

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

CONTROL NUMBER: 123456789101

Vote on the internet
Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.
vote.proxyonline.com

Vote by phone
Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative
(866) 521-4487 Toll Free

Vote by mail
Mail your signed and voted proxy back in the postage paid envelope provided.
Postage-Paid Envelope

Delaware Ivy High Income Opportunities Fund

PROXY FOR A JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 10, 2022

The undersigned, revoking all Proxies heretofore given, hereby appoints Michael E. Dresnin, Kathryn R. Williams and Catherine DiValentino, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Joint Annual Meeting of Shareholders (the “Meeting”) of the above-mentioned Fund to be held online via live webcast, on August 10, 2022 at 4:00PM, ET and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Joint Annual Meeting of Shareholders and specifically as indicated on the reverse side of this proxy card.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll free (866) 521-4487. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Joint Annual Meeting and Proxy Statement are available at Delawarefunds.com/ceproxy.

Delaware Ivy High Income Opportunities Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (and title if applicable)	Date

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR ALL” THE NOMINEES.

The Board of Directors recommends you vote FOR ALL of the following:

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT:
1.	To elect the Director nominees for Class III to hold office until the Fund’s 2025 annual meeting, or until their respective successors are elected and duly qualified:		○	○	○
	1)	H. Jeffrey Dobbs
	2)	Frances A. Sevilla-Sacasa
	3)	Christianna Wood
	4)	Joseph W. Chow

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NAME ON THE LINE BELOW.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING